Rule 497(e)

Registration Nos. 333-289838 and 811-24117

Corgi ETF Trust I

(the “Trust”)

Corgi Quantum Computing 2x Daily ETF

(the “Fund”)

listed on Cboe BZX Exchange, Inc.

June 24, 2026

Supplement to the Prospectus and
Statement of Additional Information (“SAI”),
each dated May 28, 2026

Effective immediately, the Fund’s ticker symbol is as set forth in the following chart. Accordingly, all bracketed placeholders for the Fund’s ticker symbol (including all instances of “[ ]”) in the Prospectus and SAI are hereby deleted in their entirety and replaced with the applicable ticker symbol set forth below.

Fund Name	Ticker Symbol
Corgi Quantum Computing 2x Daily ETF	XQTM

Please Keep This Supplement With Your Prospectus For Future Reference